SUBSIDIARIES                                                       EXHIBIT  21.1

SUBSIDIARY                          FORM                       OWNER
----------                          ----                       -----
TSI 217 Broadway, Inc.              Corporation      Town Sports International, Inc.
TSI Alexandria, LLC                 Corporation      TSI Holdings, (VA), Inc.
TSI Allston, Inc.                   Corporation      Town Sports International, Inc.
TSI Arthro Fitness Services, Inc.   Corporation      Town Sports International, Inc.
TSI Battery Park, Inc.              Corporation      Town Sports International, Inc.
TSI Bethesda, Inc.                  Corporation      Town Sports International, Inc.
TSI Broadway, Inc.                  Corporation      Town Sports International, Inc.
TSI Brooklyn Belt, Inc.             Corporation      Town Sports International, Inc.
TSI Brunswick, Inc.                 Corporation      Town Sports International, Inc.
TSI Bulfinch, Inc.                  Corporation      Town Sports International, Inc.
TSI Cash Management, Inc.           Corporation      Town Sports International, Inc.
TSI Centreville, Inc.               Corporation      TSI Holdings (VA), Inc.
TSI Cherry Hill, LLC                Corporation      TSI Holdings (NJ), Inc.
TSI Cobble Hill, Inc.               Corporation      Town Sports International, Inc.
TSI Colonia, LLC                    Corporation      TSI Holdings (NJ), Inc.
TSI Commack, Inc.                   Corporation      Town Sports International, Inc.
TSI Connecticut Ave., Inc.          Corporation      TSI Holdings (DC), Inc.
TSI Copley, Inc.                    Corporation      Town Sports International, Inc.
TSI Croton, Inc.                    Corporation      Town Sports International, Inc.
TSI Danbury, Inc.                   Corporation      Town Sports International, Inc.
TSI Dupont Circle, Inc.             Corporation      TSI Holdings (DC), Inc.
TSI Dupont II, Inc.                 Corporation      TSI Holdings (DC), Inc.
TSI East 23, Inc.                   Corporation      Town Sports International, Inc.
TSI East 34, Inc.                   Corporation      Town Sports International, Inc.
TSI East 36, Inc.                   Corporation      Town Sports International, Inc.
TSI East 41, Inc.                   Corporation      Town Sports International, Inc.
TSI East 51, Inc.                   Corporation      Town Sports International, Inc.
TSI East 59, Inc.                   Corporation      Town Sports International, Inc.
TSI East 76, Inc.                   Corporation      Town Sports International, Inc.
TSI East 86, Inc.                   Corporation      Town Sports International, Inc.
TSI East 91, Inc.                   Corporation      Town Sports International, Inc.
TSI East Meadow, Inc                Corporation      Town Sports International, Inc.
TSI Fairfax, LLC                    Corporation      TSI Holdings (VA), Inc.
TSI Fenway, Inc.                    Corporation      Town Sports International, Inc.
TSI Fifth Avenue, Inc.              Corporation      Town Sports International, Inc.
TSI First Avenue, Inc.              Corporation      Town Sports International, Inc.
TSI Forest Hills, Inc.              Corporation      Town Sports International, Inc.
TSI Fort Lee, LLC                   Corporation      TSI Holdings (NJ), Inc.
TSI Framingham, Inc.                Corporation      Town Sports International, Inc.
TSI Franklin Park, LLC              Corporation      TSI Holdings (NJ), Inc.
TSI Freehold, LLC                   Corporation      TSI Holdings (NJ), Inc.
TSI Garden City, Inc.               Corporation      Town Sports International, Inc.
TSI Germantown, LLC                 Corporation      TSI Holdings (MD), Inc.
TSI Glover, Inc.                    Corporation      TSI Holdings (DC), Inc.

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

SUBSIDIARIES

SUBSIDIARY                          FORM                       OWNER
----------                          ----                       -----
TSI Great Neck, Inc.                Corporation      Town Sports International, Inc.
TSI Greenwich, Inc.                 Corporation      Town Sports International, Inc.
TSI Reade Street, Inc.              Corporation      Town Sports International, Inc.
TSI Herald, Inc.                    Corporation      Town Sports International, Inc.
TSI Highpoint, LLC                  Corporation      TSI Holdings, (PA), Inc.
TSI Hoboken, Inc.                   Corporation      Town Sports International, Inc.
TSI Holdings (CIP), Inc.            Corporation      Town Sports International, Inc.
TSI Holdings (DC), Inc.             Corporation      Town Sports International, Inc.
TSI Holdings (IP), Inc.             Corporation      Town Sports International, Inc.
TSI Holdings (MD), Inc.             Corporation      Town Sports International, Inc.
TSI Holdings (NJ), Inc.             Corporation      Town Sports International, Inc.
TSI Holdings (PA), Inc.             Corporation      Town Sports International, Inc.
TSI Holdings (VA), Inc.             Corporation      Town Sports International, Inc.
TSI Huntington, Inc.                Corporation      Town Sports International, Inc.
TSI International, Inc.             Corporation      Town Sports International, Inc.
TSI Larchmont, Inc.                 Corporation      Town Sports International, Inc.
TSI Lexington, Inc.                 Corporation      Town Sports International, Inc.
TSI Lincoln, Inc.                   Corporation      Town Sports International, Inc.
TSI Long Beach, Inc.                Corporation      Town Sports International, Inc.
TSI M Street, Inc.                  Corporation      TSI Holdings (DC), Inc.
TSI Madison, Inc.                   Corporation      Town Sports International, Inc.
TSI Mahwah, LLC                     Corporation      TSI Holdings (NJ), Inc.
TSI Mamaroneck, Inc.                Corporation      Town Sports International, Inc.
TSI Market Street, LLC              Corporation      TSI Holdings (PA), Inc.
TSI Marlboro, LLC                   Corporation      TSI Holdings (NJ), Inc.
TSI Matawan, LLC                    Corporation      TSI Holdings (NJ), Inc.
TSI Merrifield, Inc.                Corporation      Town Sports International, Inc.
TSI Nanuet, Inc.                    Corporation      Town Sports International, Inc.
TSI Norwalk, Inc.                   Corporation      Town Sports International, Inc.
TSI Oceanside, Inc.                 Corporation      Town Sports International, Inc.
TSI Old Bridge, LLC                 Corporation      TSI Holdings (NJ), Inc.
TSI Parsippany, LLC                 Corporation      TSI Holdings (NJ), Inc.
TSI Plainsboro, LLC                 Corporation      TSI Holdings (NJ), Inc.
TSI Princeton, LLC                  Corporation      TSI Brunswick, Inc.
TSI Ramsey, LLC                     Corporation      TSI Holdings (NJ), Inc.
TSI Rittenhouse, LLC                Corporation      TSI Holdings (PA), Inc.
TSI Rockville, LLC                  Corporation      TSI Holdings (MD), Inc.
TSI Rodin Place, LLC                Corporation      TSI Holdings (PA), Inc.
TSI Scarsdale, Inc.                 Corporation      Town Sports International, Inc.
TSI Seaport, Inc.                   Corporation      Town Sports International, Inc.
TSI Sheridan, Inc.                  Corporation      Town Sports International, Inc.
TSI Society Hill, LLC               Corporation      TSI Holdings (PA), Inc.
TSI Soho, Inc.                      Corporation      Town Sports International, Inc.
TSI Somerset, LLC                   Corporation      TSI Holdings (NJ), Inc.


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

SUBSIDIARIES

SUBSIDIARY                          FORM                       OWNER
----------                          ----                       -----
TSI Springfield, LLC                Corporation      TSI Holdings (NJ), Inc.
TSI Springfield Virginia, LLC       Corporation      TSI Holdings (VA), Inc.
TSI Stamford Downtown, Inc.         Corporation      Town Sports International, Inc.
TSI Stamford Post, Inc.             Corporation      Town Sports International, Inc.
TSI Stamford Rinks, Inc.            Corporation      Town Sports International, Inc.
TSI Staten Island, Inc.             Corporation      Town Sports International, Inc.
TSI Sterling, LLC                   Corporation      TSI Holdings (VA), Inc.
TSI Supplements, Inc.               Corporation      Town Sports International, Inc.
TSI Syosset, Inc.                   Corporation      Town Sports International, Inc.
TSI Wall Street, Inc.               Corporation      Town Sports International, Inc.
TSI Washington, Inc.                Corporation      TSI Holdings (DC), Inc.
TSI West 125, Inc.                  Corporation      Town Sports International, Inc.
TSI West 14, Inc.                   Corporation      Town Sports International, Inc.
TSI West 23, Inc.                   Corporation      Town Sports International, Inc.
TSI West 38, Inc.                   Corporation      Town Sports International, Inc.
TSI West 44, Inc.                   Corporation      Town Sports International, Inc.
TSI West 52, Inc.                   Corporation      Town Sports International, Inc.
TSI West 73, Inc.                   Corporation      Town Sports International, Inc.
TSI West 76, Inc.                   Corporation      Town Sports International, Inc.
TSI West 80, Inc.                   Corporation      Town Sports International, Inc.
TSI West Caldwell, LLC              Corporation      TSI Holdings (NJ), Inc.
TSI Weymouth, Inc.                  Corporation      Town Sports International, Inc.
TSI White Plains, Inc.              Corporation      Town Sports International, Inc.
TSI Whitestone, Inc.                Corporation      Town Sports International, Inc.



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